CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2020
CAPITAL MANAGEMENT
CAPITAL MANAGEMENT

20.CAPITAL MANAGEMENT

Our objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue the exploration, evaluation, and development of our mineral properties and to maintain a flexible capital structure. In the management of capital, we include long term loans and share capital.

There were no changes to our policy for capital management during the year.

We manage our capital structure and adjust it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the Company’s capital structure, we may issue new shares, take on additional debt, or acquire or dispose of assets. To maximize ongoing development efforts, we do not currently pay dividends.

At the end of 2019, we entered into a $125 million project loan (note 11) in respect of the Camino Rojo project pursuant to which we have drawn $75 million (December 31, 2019 - $25 million) and $50 million remains to be drawn down. The project loan requires us to maintain a minimum working capital of $5 million.

Our investment policy is to invest the Company’s excess cash in low risk financial instruments such as term deposits and higher yield savings accounts with major Canadian banks. By using this strategy, the Company preserves its cash resources and is able to marginally increase these resources through the yields on these investments. Our financial instruments are exposed to certain financial risks, which include currency risk, credit risk, liquidity risk and interest rate risk.

Our ability to carry out our long-range strategic objectives in future years depends on our ability to generate positive cash flows from our mining operations and to raise financing from lenders, shareholders, and other investors. We continue to regularly review and consider financing alternatives to fund the Company’s ongoing exploration and development activities.